EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND YEAR END 2020 RESULTS

DALLAS – February 25, 2021 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2020. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2020 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2020 with the fourth quarter and year ended December 31, 2019 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $28.3 million or $0.77 per diluted share. For the full year of 2020, net loss attributable to common stockholders was $115.5 million or $3.39 per diluted share.
•Comparable RevPAR for all hotels decreased 59.8% to $89.83 during the quarter on a 10.8% increase in ADR and a 63.8% decrease in occupancy.
•Adjusted funds from operations (AFFO) was $(0.17) per diluted share for the quarter. For the full year of 2020, AFFO per diluted share was $(0.93).
•Adjusted EBITDAre was $(1.4) million for the quarter. Adjusted EBITDAre for the full year of 2020 was $(4.5) million.
•Comparable Hotel EBITDA was $1.6 million for the quarter.
•All of the Company’s 13 properties are open and operating.
•During the quarter, the Company announced the opening of The Clancy, an Autograph Collection Property, located in San Francisco’s South of Market district. The rebranded property is a conversion of the Courtyard San Francisco Downtown.
•The Company ended the quarter with cash and cash equivalents of $78.6 million and restricted cash of $34.5 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $12.3 million in due from third-party hotel managers, which is the Company’s cash primarily held by one of its property managers and is also available to fund hotel operating costs.
•Capex invested during the quarter was $4.1 million.

BHR Reports Fourth Quarter Results

February 25, 2021
OPENING OF THE CLANCY
On October 1, 2020, the Company announced the opening of The Clancy, located in San Francisco’s vibrant South of Market (SoMa) district. The former Courtyard San Francisco Downtown underwent a rebranding and renovation in excess of $30 million to create The Clancy. Ideally situated at 299 Second Street, The Clancy features 410 guest rooms and over 11,000 square feet of modern meeting space throughout 16 event rooms. It joins Marriott International’s Autograph Collection® Hotels, a diverse portfolio of more than 180 independent hotels around the world that reflect unique vision, design and environments.

CAPITAL STRUCTURE
At December 31, 2020, the Company had total assets of $1.7 billion and $1.1 billion of mortgage loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined mortgage loans had a blended average interest rate of 2.5%.

During the quarter, and subsequent to the end of the quarter, the Company issued 2,674,475 shares of common stock under its At-The-Market offering, raising approximately $12.0 million in gross proceeds. Subsequent to the end of the quarter, the Company entered into a Standby Equity Distribution Agreement (“SEDA”) with Yorkville Advisors, pursuant to which the Company will be able to sell up to 7,780,786 shares of its common stock at the Company’s request any time during a 36-month commitment period. The Company intends to use the net proceeds from any sale of the shares for working capital purposes, including the repayment of outstanding debt.

Subsequent to quarter end, the Company announced that it has amended its term loan to extend the previous covenant waiver through the fourth quarter of 2021.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its previously announced 2020 common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock or common units for the fourth quarter ended December 31, 2020. The Board of Directors also announced that it plans to continue its suspension of the common stock dividend into 2021 to protect liquidity and will evaluate future dividend declarations on a quarterly basis going forward.

PORTFOLIO REVPAR
As of December 31, 2020, the portfolio consisted of thirteen hotels.

•Comparable RevPAR decreased 59.8% to $89.83 for all hotels on a 10.8% increase in ADR and a 63.8% decrease in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

BHR Reports Fourth Quarter Results

February 25, 2021
“While the unprecedented COVID-19 pandemic continues to present challenges to the hospitality industry, we continue to be pleased with the recovery trends we are seeing at our hotels,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Demand was strong in the fourth quarter, with our luxury resorts continuing to perform well. All of our hotels remain open and new bookings have been strong. We are encouraged by the roll-out of vaccines and, as we come out of this pandemic, we believe Braemar is well-positioned to continue to execute on its disciplined strategy for growth. We have a high-quality portfolio, our balance sheet and liquidity position is solid, and we remain committed to focusing on ways to maximize value for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Friday, February 26, 2021, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Friday, March 5, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13714379.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2020 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Friday, February 26, 2021, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and

BHR Reports Fourth Quarter Results

February 25, 2021
efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the ability of the Company’s advisor, Ashford Inc., to continue as a going concern; the timing and outcome of the Securities and Exchange Commission’s investigation; ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2020	December 31, 2019
ASSETS
Investments in hotel properties, gross	$1,784,849	$1,791,174
Accumulated depreciation	(360,259)	(309,752)
Investments in hotel properties, net	1,424,590	1,481,422
Cash and cash equivalents	78,606	71,995
Restricted cash	34,544	58,388
Accounts receivable, net of allowance of $227 and $153, respectively	13,557	19,053
Inventories	2,551	2,794
Prepaid expenses	4,405	4,992
Investment in OpenKey	1,708	1,899
Derivative assets	—	582
Other assets	14,898	13,018
Operating lease right-of-use assets	81,260	82,596
Intangible assets, net	4,640	5,019
Due from related parties, net	991	551
Due from third-party hotel managers	12,271	16,638
Total assets	$1,674,021	$1,758,947

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,130,594	$1,058,486
Accounts payable and accrued expenses	61,758	94,919
Dividends and distributions payable	2,736	9,143
Due to Ashford Inc., net	2,772	4,344
Due to third-party hotel managers	1,393	1,685
Operating lease liabilities	60,917	61,118
Other liabilities	18,077	17,508
Total liabilities	1,278,247	1,247,203

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 5,031,473 and 5,008,421 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	106,949	106,920
Redeemable noncontrolling interests in operating partnership	27,655	41,570
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at December 31, 2020 and December 31, 2019	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 38,274,770 and 32,885,217 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	382	329
Additional paid-in capital	541,870	519,551
Accumulated deficit	(266,010)	(150,629)
Total stockholders' equity of the Company	276,258	369,267
Noncontrolling interest in consolidated entities	(15,088)	(6,013)
Total equity	261,170	363,254
Total liabilities and equity	$1,674,021	$1,758,947

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
REVENUE
Rooms	$31,146	$75,188	$136,265	$303,848
Food and beverage	10,846	30,759	50,263	115,085
Other	9,813	15,754	40,446	68,674
Total hotel revenue	51,805	121,701	226,974	487,607
Other	—	—	—	7
Total revenue	51,805	121,701	226,974	487,614
EXPENSES
Hotel operating expenses:
Rooms	8,754	18,217	38,054	70,297
Food and beverage	10,702	23,354	46,246	85,679
Other expenses	22,882	39,632	98,467	151,063
Management fees	1,546	4,031	7,210	16,573
Total hotel operating expenses	43,884	85,234	189,977	323,612
Property taxes, insurance and other	6,650	7,629	28,483	27,985
Depreciation and amortization	17,973	18,121	73,371	70,112
Advisory services fee:
Base advisory fee	2,402	2,664	9,981	10,834
Reimbursable expenses	430	383	1,790	2,289
Incentive fee	(678)	(77)	(678)	—
Non-cash stock/unit-based compensation	1,787	1,978	7,393	7,404
Transaction costs	—	—	—	704
Corporate, general and administrative:
Non-cash stock/unit-based compensation	46	18	321	384
Other general and administrative	1,761	1,784	6,336	5,051
Total operating expenses	74,255	117,734	316,974	448,375
Gain (loss) on insurance settlement and disposition of assets	—	26,319	10,149	25,165
OPERATING INCOME (LOSS)	(22,450)	30,286	(79,851)	64,404
Equity in earnings (loss) of unconsolidated entity	(79)	(50)	(217)	(199)
Interest income	11	189	176	1,087
Other income (expense)	(1,320)	(13,577)	(5,126)	(13,947)
Interest expense	(6,235)	(11,518)	(41,695)	(50,164)
Amortization of loan costs	(702)	(1,095)	(3,409)	(4,343)
Write-off of loan costs and exit fees	(348)	—	(3,920)	(647)
Unrealized gain (loss) on investments	—	13,262	—	7,872
Unrealized gain (loss) on derivatives	1,211	(131)	4,959	(1,103)
INCOME (LOSS) BEFORE INCOME TAXES	(29,912)	17,366	(129,083)	2,960
Income tax (expense) benefit	(216)	(271)	4,406	(1,764)
NET INCOME (LOSS)	(30,128)	17,095	(124,677)	1,196
(Income) loss attributable to noncontrolling interest in consolidated entities	1,461	(282)	6,436	(2,032)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,943	(1,563)	12,979	1,207
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(25,724)	15,250	(105,262)	371
Preferred dividends	(2,555)	(2,545)	(10,219)	(10,142)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(28,279)	$12,705	$(115,481)	$(9,771)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.77)	$0.38	$(3.39)	$(0.32)
Weighted average common shares outstanding – basic	36,660	32,376	33,998	32,289
Diluted:
Net income (loss) attributable to common stockholders	$(0.77)	$0.36	$(3.39)	$(0.32)
Weighted average common shares outstanding – diluted	36,660	38,995	33,998	32,289
Dividends declared per common share:	$—	$0.16	$—	$0.64

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income (loss)	$(30,128)	$17,095	$(124,677)	$1,196
Interest expense and amortization of loan costs	6,937	12,613	45,104	54,507
Depreciation and amortization	17,973	18,121	73,371	70,112
Income tax expense (benefit)	216	271	(4,406)	1,764
Equity in (earnings) loss of unconsolidated entity	79	50	217	199
Company's portion of EBITDA of OpenKey	(79)	(48)	(214)	(195)
EBITDA	(5,002)	48,102	(10,605)	127,583
(Gain) loss on insurance settlement and disposition of assets	—	(26,319)	(10,149)	(25,165)
EBITDAre	(5,002)	21,783	(20,754)	102,418
Amortization of favorable (unfavorable) contract assets (liabilities)	213	285	834	651
Transaction and conversion costs	242	893	1,370	2,076
Other (income) expense	1,320	13,577	5,126	13,947
Write-off of loan costs and exit fees	348	—	3,920	647
Unrealized (gain) loss on investments	—	(13,262)	—	(7,872)
Unrealized (gain) loss on derivatives	(1,211)	131	(4,959)	1,103
Non-cash stock/unit-based compensation	1,853	2,035	7,892	7,943
Legal, advisory and settlement costs	820	93	2,023	527
Advisory services incentive fee	—	(77)	—	—
Company's portion of adjustments to EBITDAre of OpenKey	7	3	13	25
Adjusted EBITDAre	$(1,410)	$25,461	$(4,535)	$121,465
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income (loss)	$(30,128)	$17,095	$(124,677)	$1,196
(Income) loss attributable to noncontrolling interest in consolidated entities	1,461	(282)	6,436	(2,032)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,943	(1,563)	12,979	1,207
Preferred dividends	(2,555)	(2,545)	(10,219)	(10,142)
Net income (loss) attributable to common stockholders	(28,279)	12,705	(115,481)	(9,771)
Depreciation and amortization on real estate	17,284	17,324	70,426	66,933
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,943)	1,563	(12,979)	(1,207)
Equity in (earnings) loss of unconsolidated entity	79	50	217	199
(Gain) loss on insurance settlement and disposition of assets	—	(26,319)	(10,149)	(25,165)
Company's portion of FFO of OpenKey	(79)	(50)	(216)	(201)
FFO available to common stockholders and OP unitholders	(13,938)	5,273	(68,182)	30,788
Series B Cumulative Convertible Preferred Stock dividends	1,730	1,720	6,919	6,842
Transaction and conversion costs	242	893	1,370	2,076
Other (income) expense	1,320	13,577	5,126	13,947
Interest expense accretion on refundable membership club deposits	202	213	818	864
Write-off of loan costs and exit fees	348	—	3,920	647
Amortization of loan costs	681	1,076	3,332	4,263
Unrealized (gain) loss on investments	—	(13,262)	—	(7,872)
Unrealized (gain) loss on derivatives	(1,211)	131	(4,959)	1,103
Non-cash stock/unit-based compensation	1,853	2,035	7,892	7,943
Legal, advisory and settlement costs	820	93	2,023	527
Advisory services incentive fee	—	(77)	—	—
Company's portion of adjustments to FFO of OpenKey	7	4	13	28
Adjusted FFO available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(7,946)	$11,676	$(41,728)	$61,156
Adjusted FFO per diluted share available to common stockholders, OP unitholders and Series B Cumulative Convertibile preferred stockholders on an "as converted" basis	$(0.17)	$0.27	$(0.93)	$1.41
Weighted average diluted shares	47,272	43,381	44,890	43,387

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2020
(dollars in thousands)
(unaudited)

Lender	Hotels	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(7)	Comparable TTM EBITDA Debt Yield
JPMorgan	Park Hyatt Beaver Creek	April 2021	LIBOR + 2.75%	$—	$67,500	(1)	$67,500	$4,977	7.4%
BAML	See footnote	June 2021	LIBOR + 2.16%	—	435,000	(2)	435,000	(12,449)	(2.9)%
Apollo	Ritz-Carlton, St. Thomas	August 2021	LIBOR + 3.95%	—	42,500	(3)	42,500	4,624	10.9%
BAML	Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000	(5)	51,000	(86)	(0.2)%
BAML	Bardessono	August 2022	LIBOR + 2.55%	—	40,000	(5)	40,000	1,018	2.5%
BAML Term Loan	N/A	October 2022	Base Rate(4) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	61,495	(6)	61,495	N/A	N/A
BAML	Ritz-Carlton, Sarasota	April 2023	LIBOR + 2.65%	—	100,000	(5)	100,000	11,502	11.5%
BAML	Ritz-Carlton, Lake Tahoe	January 2024	LIBOR + 2.10%	—	54,000	(5)	54,000	1,867	3.5%
Prudential	Capital Hilton and Hilton Torrey Pines	February 2024	LIBOR + 1.70%	—	197,229		197,229	(4,723)	(2.4)%
BAML	Pier House Resort	September 2024	LIBOR + 1.85%	—	80,000	(5)	80,000	6,707	8.4%
Total				$—	$1,128,724		$1,128,724	$13,437	1.2%
Percentage				—%	100.0%		100.0%
Weighted average interest rate				—%	2.53%		2.53%
All indebtedness is non-recourse with the exception of the term loan.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in April 2020.
(2)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in June 2020. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.00%.
(4)    Base Rate, as defined in the term loan agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(5)    This mortgage loan has a LIBOR floor of 0.25%.
(6)    This mortgage loan has a LIBOR floor of 0.50%.
(7)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2020
(dollars in thousands)
(unaudited)

Lender	Hotels	2021	2022	2023	2024	2025	Thereafter	Total
JPMorgan	Park Hyatt Beaver Creek	$—	$67,500	$—	$—	$—	$—	$67,500
BAML	Hotel Yountville	—	51,000	—	—	—	—	51,000
BAML	Bardessono	—	40,000	—	—	—	—	40,000
BAML Term Loan	N/A	—	26,495	—	—	—	—	26,495
BAML	Ritz-Carlton, Sarasota	—	—	98,000	—	—	—	98,000
BAML	Ritz-Carlton, Lake Tahoe	—	—	—	54,000	—	—	54,000
Prudential	Capital Hilton and Hilton Torrey Pines	—	—	—	195,000	—	—	195,000
Apollo	Ritz-Carlton, St. Thomas	—	—	—	42,500	—	—	42,500
BAML	Pier House Resort	—	—	—	80,000	—	—	80,000
BAML	See footnote 1	—	—	—	—	435,000	—	435,000
Principal due in future periods		$—	$184,995	$98,000	$371,500	$435,000	$—	$1,089,495
Scheduled amortization payments remaining		22,729	16,000	500	—	—	—	39,229
Total indebtedness		$22,729	$200,995	$98,500	$371,500	$435,000	$—	$1,128,724
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$30,761	$—	$30,761	$74,753	$—	$74,753	(58.85)%	(58.85)%
RevPAR	$89.83	$—	$89.83	$223.70	$—	$223.70	(59.84)%	(59.84)%
Occupancy	27.72%	—%	27.72%	76.46%	—%	76.46%	(63.75)%	(63.75)%
ADR	$324.11	$—	$324.11	$292.58	$—	$292.58	10.78%	10.78%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$134,828	$—	$134,828	$302,469	$1,719	$304,188	(55.42)%	(55.68)%
RevPAR	$99.05	$—	$99.05	$232.56	$722.13	$233.45	(57.41)%	(57.57)%
Occupancy	30.25%	—%	30.25%	78.85%	77.52%	78.85%	(61.64)%	(61.64)%
ADR	$327.43	$—	$327.43	$294.93	$931.53	$296.07	11.02%	10.59%

NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2020	2019	% Variance	2020	2019	% Variance
Total hotel revenue	$51,805	$121,702	(57.43)%	$226,974	$487,608	(53.45)%
Non-comparable adjustments	—	43		(138)	2,898
Comparable total hotel revenue	$51,805	$121,745	(57.45)%	$226,836	$490,506	(53.75)%

Hotel EBITDA	$1,573	$30,350	(94.82)%	$13,437	$142,207	(90.55)%
Non-comparable adjustments	—	(44)		—	832
Comparable hotel EBITDA	$1,573	$30,306	(94.81)%	$13,437	$143,039	(90.61)%
Hotel EBITDA margin	3.04%	24.94%	(21.90)%	5.92%	29.16%	(23.24)%
Comparable hotel EBITDA margin	3.04%	24.89%	(21.85)%	5.92%	29.16%	(23.24)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$(716)	$1,521	(147.07)%	$(1,181)	$7,459	(115.83)%
Hotel EBITDA attributable to the Company and OP unitholders	$2,289	$28,829	(92.06)%	$14,618	$134,748	(89.15)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$2,289	$28,785	(92.05)%	$14,618	$135,580	(89.22)%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$738	$—	$738	$8,775	$—	$8,775	(91.59)%	(91.59)%
Total hotel revenue	$1,204	$—	$1,204	$13,450	$—	$13,450	(91.05)%	(91.05)%
Hotel EBITDA	$(1,874)	$—	$(1,874)	$2,836	$—	$2,836	(166.08)%	(166.08)%
Hotel EBITDA margin	(155.65)%		(155.65)%	21.09%		21.09%	(176.74)%	(176.74)%
Selected Operating Information:
RevPAR	$14.59	$—	$14.59	$173.43	$—	$173.43	(91.59)%	(91.59)%
Occupancy	12.12%	—%	12.12%	78.12%	—%	78.12%	(84.49)%	(84.49)%
ADR	$120.42	$—	$120.42	$222.00	$—	$222.00	(45.76)%	(45.76)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$1,423	$—	$1,423	$5,355	$—	$5,355	(73.43)%	(73.43)%
Total hotel revenue	$1,918	$—	$1,918	$11,030	$—	$11,030	(82.61)%	(82.61)%
Hotel EBITDA	$(990)	$—	$(990)	$3,248	$—	$3,248	(130.48)%	(130.48)%
Hotel EBITDA margin	(51.62)%		(51.62)%	29.45%		29.45%	(81.07)%	(81.07)%
Selected Operating Information:
RevPAR	$39.25	$—	$39.25	$147.74	$—	$147.74	(73.43)%	(73.43)%
Occupancy	28.96%	—%	28.96%	76.63%	—%	76.63%	(62.20)%	(62.20)%
ADR	$135.50	$—	$135.50	$192.79	$—	$192.79	(29.71)%	(29.71)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$1,341	$—	$1,341	$6,313	$—	$6,313	(78.76)%	(78.76)%
Total hotel revenue	$1,626	$—	$1,626	$8,753	$—	$8,753	(81.42)%	(81.42)%
Hotel EBITDA	$(605)	$—	$(605)	$1,610	$—	$1,610	(137.58)%	(137.58)%
Hotel EBITDA margin	(37.21)%		(37.21)%	18.39%		18.39%	(55.60)%	(55.60)%
Selected Operating Information:
RevPAR	$35.13	$—	$35.13	$165.33	$—	$165.33	(78.75)%	(78.75)%
Occupancy	24.43%	—%	24.43%	79.82%	—%	79.82%	(69.39)%	(69.39)%
ADR	$143.79	$—	$143.79	$207.14	$—	$207.14	(30.58)%	(30.58)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,168	$—	$2,168	$3,476	$—	$3,476	(37.63)%	(37.63)%
Total hotel revenue	$2,806	$—	$2,806	$4,790	$—	$4,790	(41.42)%	(41.42)%
Hotel EBITDA	$541	$—	$541	$1,353	$—	$1,353	(60.01)%	(60.01)%
Hotel EBITDA margin	19.28%		19.28%	28.25%		28.25%	(8.97)%	(8.97)%
Selected Operating Information:
RevPAR	$362.50	$—	$362.50	$581.32	$—	$581.32	(37.64)%	(37.64)%
Occupancy	42.83%	—%	42.83%	74.53%	—%	74.53%	(42.54)%	(42.54)%
ADR	$846.45	$—	$846.45	$779.96	$—	$779.96	8.52%	8.52%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$3,522	$—	$3,522	$5,062	$—	$5,062	(30.42)%	(30.42)%
Total hotel revenue	$4,560	$—	$4,560	$6,587	$—	$6,587	(30.77)%	(30.77)%
Hotel EBITDA	$2,106	$—	$2,106	$2,883	$—	$2,883	(26.95)%	(26.95)%
Hotel EBITDA margin	46.18%		46.18%	43.77%		43.77%	2.41%	2.41%
Selected Operating Information:
RevPAR	$269.62	$—	$269.62	$387.46	$—	$387.46	(30.41)%	(30.41)%
Occupancy	69.20%	—%	69.20%	86.41%	—%	86.41%	(19.91)%	(19.91)%
ADR	$389.64	$—	$389.64	$448.43	$—	$448.43	(13.11)%	(13.11)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,115	$—	$1,115	$3,007	$—	$3,007	(62.92)%	(62.92)%
Total hotel revenue	$1,354	$—	$1,354	$3,747	$—	$3,747	(63.86)%	(63.86)%
Hotel EBITDA	$(6)	$—	$(6)	$1,422	$—	$1,422	(100.42)%	(100.42)%
Hotel EBITDA margin	(0.44)%		(0.44)%	37.95%		37.95%	(38.39)%	(38.39)%
Selected Operating Information:
RevPAR	$151.47	$—	$151.47	$408.68	$—	$408.68	(62.94)%	(62.94)%
Occupancy	26.17%	—%	26.17%	69.47%	—%	69.47%	(62.33)%	(62.33)%
ADR	$578.83	$—	$578.83	$588.28	$—	$588.28	(1.61)%	(1.61)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$2,892	$—	$2,892	$4,150	$—	$4,150	(30.31)%	(30.31)%
Total hotel revenue	$5,728	$—	$5,728	$9,000	$—	$9,000	(36.36)%	(36.36)%
Hotel EBITDA	$828	$—	$828	$1,105	$—	$1,105	(25.07)%	(25.07)%
Hotel EBITDA margin	14.46%		14.46%	12.28%		12.28%	2.18%	2.18%
Selected Operating Information:
RevPAR	$165.46	$—	$165.46	$237.42	$—	$237.42	(30.31)%	(30.31)%
Occupancy	35.62%	—%	35.62%	52.87%	—%	52.87%	(32.63)%	(32.63)%
ADR	$464.55	$—	$464.55	$449.05	$—	$449.05	3.45%	3.45%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$1,261	$—	$1,261	$7,847	$—	$7,847	(83.93)%	(83.93)%
Total hotel revenue	$1,320	$—	$1,320	$9,738	$—	$9,738	(86.44)%	(86.44)%
Hotel EBITDA	$(505)	$—	$(505)	$3,333	$118	$3,451	(115.15)%	(114.63)%
Hotel EBITDA margin	(38.26)%		(38.26)%	34.23%		35.44%	(72.49)%	(73.70)%
Selected Operating Information:
RevPAR	$27.46	$—	$27.46	$170.92	$—	$170.92	(83.94)%	(83.94)%
Occupancy	18.33%	—%	18.33%	81.00%	—%	81.00%	(77.37)%	(77.37)%
ADR	$149.78	$—	$149.78	$211.01	$—	$211.01	(29.02)%	(29.02)%

THE CLANCY
Selected Financial Information:
Rooms revenue	$711	$—	$711	$9,158	$—	$9,158	(92.24)%	(92.24)%
Total hotel revenue	$832	$—	$832	$9,825	$—	$9,825	(91.53)%	(91.53)%
Hotel EBITDA	$(1,990)	$—	$(1,990)	$2,678	$(196)	$2,482	(174.31)%	(180.18)%
Hotel EBITDA margin	(239.18)%		(239.18)%	27.26%		25.26%	(266.44)%	(264.44)%
Selected Operating Information:
RevPAR	$18.85	$—	$18.85	$242.79	$—	$242.79	(92.24)%	(92.24)%
Occupancy	13.41%	—%	13.41%	85.56%	—%	85.56%	(84.33)%	(84.33)%
ADR	$140.54	$—	$140.54	$283.75	$—	$283.75	(50.47)%	(50.47)%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$5,906	$—	$5,906	$7,430	$—	$7,430	(20.51)%	(20.51)%
Total hotel revenue	$13,496	$—	$13,496	$18,197	$—	$18,197	(25.83)%	(25.83)%
Hotel EBITDA	$2,844	$—	$2,844	$4,462	$—	$4,462	(36.26)%	(36.26)%
Hotel EBITDA margin	21.07%		21.07%	24.52%		24.52%	(3.45)%	(3.45)%
Selected Operating Information:
RevPAR	$241.33	$—	$241.33	$303.60	$—	$303.60	(20.51)%	(20.51)%
Occupancy	60.32%	—%	60.32%	81.42%	—%	81.42%	(25.92)%	(25.92)%
ADR	$400.07	$—	$400.07	$372.87	$—	$372.87	7.29%	7.29%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$3,088	$—	$3,088	$5,862	$—	$5,862	(47.32)%	(47.32)%
Total hotel revenue	$6,199	$—	$6,199	$11,650	$43	$11,693	(46.79)%	(46.99)%
Hotel EBITDA	$(515)	$—	$(515)	$2,140	$34	$2,174	(124.07)%	(123.69)%
Hotel EBITDA margin	(8.31)%		(8.31)%	18.37%		18.59%	(26.68)%	(26.90)%
Selected Operating Information:
RevPAR	$197.42	$—	$197.42	$374.80	$—	$374.80	(47.33)%	(47.33)%
Occupancy	46.70%	—%	46.70%	64.26%	—%	64.26%	(27.32)%	(27.32)%
ADR	$422.74	$—	$422.74	$583.27	$—	$583.27	(27.52)%	(27.52)%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$783	$—	$783	$5,857	$—	$5,857	(86.63)%	(86.63)%
Total hotel revenue	$866	$—	$866	$7,860	$—	$7,860	(88.98)%	(88.98)%
Hotel EBITDA	$(512)	$—	$(512)	$2,360	$—	$2,360	(121.69)%	(121.69)%
Hotel EBITDA margin	(59.12)%		(59.12)%	30.03%		30.03%	(89.15)%	(89.15)%
Selected Operating Information:
RevPAR	$23.56	$—	$23.56	$176.36	$—	$176.36	(86.64)%	(86.64)%
Occupancy	13.75%	—%	13.75%	75.30%	—%	75.30%	(81.73)%	(81.73)%
ADR	$171.31	$—	$171.31	$234.20	$—	$234.20	(26.85)%	(26.85)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$5,813	$—	$5,813	$2,461	$	$2,461	136.20%	136.20%
Total hotel revenue	$9,896	$—	$9,896	$7,075	$—	$7,075	39.87%	39.87%
Hotel EBITDA	$2,251	$—	$2,251	$920	$—	$920	144.67%	144.67%
Hotel EBITDA margin	22.75%		22.75%	13.00%		13.00%	9.75%	9.75%
Selected Operating Information:
RevPAR	$351.10	$—	$351.10	$296.19	$—	$296.19	18.54%	18.54%
Occupancy	54.89%	—%	54.89%	38.13%	—%	38.13%	43.94%	43.94%
ADR	$639.69	$—	$639.69	$776.76	$—	$776.76	(17.65)%	(17.65)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$30,761	$—	$30,761	$74,753	$—	$74,753	(58.85)%	(58.85)%
Total hotel revenue	$51,805	$—	$51,805	$121,702	$43	$121,745	(57.43)%	(57.45)%
Hotel EBITDA	$1,573	$—	$1,573	$30,350	$(44)	$30,306	(94.82)%	(94.81)%
Hotel EBITDA margin	3.04%		3.04%	24.94%		24.89%	(21.90)%	(21.85)%
Selected Operating Information:
RevPAR	$89.83	$—	$89.83	$223.70	$—	$223.70	(59.84)%	(59.84)%
Occupancy	27.72%	—%	27.72%	76.46%	—%	76.46%	(63.75)%	(63.75)%
ADR	$324.11	$—	$324.11	$292.58	$—	$292.58	10.78%	10.78%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$7,595	$—	$7,595	$38,735	$—	$38,735	(80.39)%	(80.39)%
Total hotel revenue	$12,718	$—	$12,718	$57,285	$—	$57,285	(77.80)%	(77.80)%
Hotel EBITDA	$(5,076)	$—	$(5,076)	$14,141	$—	$14,141	(135.90)%	(135.90)%
Hotel EBITDA margin	(39.91)%		(39.91)%	24.69%		24.69%	(64.60)%	(64.60)%
Selected Operating Information:
RevPAR	$37.73	$—	$37.73	$192.95	$—	$192.95	(80.45)%	(80.45)%
Occupancy	19.15%	—%	19.15%	82.95%	—%	82.95%	(76.91)%	(76.91)%
ADR	$197.00	$—	$197.00	$232.62	$—	$232.62	(15.31)%	(15.31)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$9,559	$—	$9,559	$25,822	$—	$25,822	(62.98)%	(62.98)%
Total hotel revenue	$15,389	$—	$15,389	$46,973	$—	$46,973	(67.24)%	(67.24)%
Hotel EBITDA	$353	$—	$353	$15,695	$—	$15,695	(97.75)%	(97.75)%
Hotel EBITDA margin	2.29%		2.29%	33.41%		33.41%	(31.12)%	(31.12)%
Selected Operating Information:
RevPAR	$66.29	$—	$66.29	$179.56	$—	$179.56	(63.08)%	(63.08)%
Occupancy	37.84%	—%	37.84%	83.06%	—%	83.06%	(54.44)%	(54.44)%
ADR	$175.17	$—	$175.17	$216.18	$—	$216.18	(18.97)%	(18.97)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$5,979	$—	$5,979	$25,366	$—	$25,366	(76.43)%	(76.43)%
Total hotel revenue	$7,882	$—	$7,882	$34,770	$—	$34,770	(77.33)%	(77.33)%
Hotel EBITDA	$(5,388)	$—	$(5,388)	$7,169	$—	$7,169	(175.16)%	(175.16)%
Hotel EBITDA margin	(68.36)%		(68.36)%	20.62%		20.62%	(88.98)%	(88.98)%
Selected Operating Information:
RevPAR	$39.36	$—	$39.36	$167.46	$—	$167.46	(76.49)%	(76.49)%
Occupancy	27.87%	—%	27.87%	82.35%	—%	82.35%	(66.16)%	(66.16)%
ADR	$141.25	$—	$141.25	$203.34	$—	$203.34	(30.53)%	(30.53)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$7,467	$—	$7,467	$13,633	$—	$13,633	(45.23)%	(45.23)%
Total hotel revenue	$9,921	$—	$9,921	$19,060	$—	$19,060	(47.95)%	(47.95)%
Hotel EBITDA	$1,018	$—	$1,018	$5,610	$—	$5,610	(81.85)%	(81.85)%
Hotel EBITDA margin	10.26%		10.26%	29.43%		29.43%	(19.17)%	(19.17)%
Selected Operating Information:
RevPAR	$313.89	$—	$313.89	$595.19	$—	$595.19	(47.26)%	(47.26)%
Occupancy	40.32%	—%	40.32%	75.11%	—%	75.11%	(46.31)%	(46.31)%
ADR	$778.43	$—	$778.43	$792.41	$—	$792.41	(1.76)%	(1.76)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$12,265	$—	$12,265	$19,235	$—	$19,235	(36.24)%	(36.24)%
Total hotel revenue	$15,753	$—	$15,753	$25,056	$—	$25,056	(37.13)%	(37.13)%
Hotel EBITDA	$6,707	$—	$6,707	$11,700	$—	$11,700	(42.68)%	(42.68)%
Hotel EBITDA margin	42.58%		42.58%	46.70%		46.70%	(4.12)%	(4.12)%
Selected Operating Information:
RevPAR	$235.99	$—	$235.99	$371.12	$—	$371.12	(36.41)%	(36.41)%
Occupancy	55.41%	—%	55.41%	82.14%	—%	82.14%	(32.54)%	(32.54)%
ADR	$425.89	$—	$425.89	$451.84	$—	$451.84	(5.74)%	(5.74)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,539	$—	$4,539	$12,054	$—	$12,054	(62.34)%	(62.34)%
Total hotel revenue	$5,751	$—	$5,751	$15,305	$—	$15,305	(62.42)%	(62.42)%
Hotel EBITDA	$(86)	$—	$(86)	$6,202	$—	$6,202	(101.39)%	(101.39)%
Hotel EBITDA margin	(1.50)%		(1.50)%	40.52%		40.52%	(42.02)%	(42.02)%
Selected Operating Information:
RevPAR	$155.01	$—	$155.01	$412.82	$—	$412.82	(62.45)%	(62.45)%
Occupancy	29.46%	—%	29.46%	73.91%	—%	73.91%	(60.14)%	(60.14)%
ADR	$526.17	$—	$526.17	$558.52	$—	$558.52	(5.79)%	(5.79)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$12,847	$—	$12,847	$18,209	$—	$18,209	(29.45)%	(29.45)%
Total hotel revenue	$25,554	$—	$25,554	$40,688	$—	$40,688	(37.20)%	(37.20)%
Hotel EBITDA	$4,977	$—	$4,977	$10,142	$—	$10,142	(50.93)%	(50.93)%
Hotel EBITDA margin	19.48%		19.48%	24.93%		24.93%	(5.45)%	(5.45)%
Selected Operating Information:
RevPAR	$184.75	$—	$184.75	$262.57	$—	$262.57	(29.64)%	(29.64)%
Occupancy	33.92%	—%	33.92%	59.06%	—%	59.06%	(42.57)%	(42.57)%
ADR	$544.68	$—	$544.68	$444.54	$—	$444.54	22.53%	22.53%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,349	$—	$7,349	$26,016	$—	$26,016	(71.75)%	(71.75)%
Total hotel revenue	$9,000	$—	$9,000	$31,887	$—	$31,887	(71.78)%	(71.78)%
Hotel EBITDA	$(1,633)	$—	$(1,633)	$9,850	$—	$9,850	(116.58)%	(116.58)%
Hotel EBITDA margin	(18.14)%		(18.14)%	30.89%		30.89%	(49.03)%	(49.03)%
Selected Operating Information:
RevPAR	$40.24	$—	$40.24	$142.84	$—	$142.84	(71.83)%	(71.83)%
Occupancy	24.20%	—%	24.20%	72.15%	—%	72.15%	(66.45)%	(66.45)%
ADR	$166.25	$—	$166.25	$197.97	$—	$197.97	(16.03)%	(16.03)%

THE CLANCY
Selected Financial Information:
Rooms revenue	$8,249	$—	$8,249	$40,576	$—	$40,576	(79.67)%	(79.67)%
Total hotel revenue	$9,622	$—	$9,622	$44,167	$—	$44,167	(78.21)%	(78.21)%
Hotel EBITDA	$(3,695)	$—	$(3,695)	$14,248	$—	$14,248	(125.93)%	(125.93)%
Hotel EBITDA margin	(38.40)%		(38.40)%	32.26%		32.26%	(70.66)%	(70.66)%
Selected Operating Information:
RevPAR	$54.97	$—	$54.97	$271.14	$—	$271.14	(79.73)%	(79.73)%
Occupancy	19.52%	—%	19.52%	89.99%	—%	89.99%	(78.31)%	(78.31)%
ADR	$281.66	$—	$281.66	$301.30	$—	$301.30	(6.52)%	(6.52)%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$21,564	$—	$21,564	$27,931	$—	$27,931	(22.80)%	(22.80)%
Total hotel revenue	$49,531	$—	$49,531	$65,524	$—	$65,524	(24.41)%	(24.41)%
Hotel EBITDA	$11,502	$—	$11,502	$13,626	$—	$13,626	(15.59)%	(15.59)%
Hotel EBITDA margin	23.22%		23.22%	20.80%		20.80%	2.42%	2.42%
Selected Operating Information:
RevPAR	$221.49	$—	$221.49	$287.68	$—	$287.68	(23.01)%	(23.01)%
Occupancy	53.95%	—%	53.95%	73.40%	—%	73.40%	(26.50)%	(26.50)%
ADR	$410.53	$—	$410.53	$391.92	$—	$391.92	4.75%	4.75%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$15,040	$—	$15,040	$22,362	$1,719	$24,081	(32.74)%	(37.54)%
Total hotel revenue	$27,237	$(138)	$27,099	$43,274	$2,898	$46,172	(37.06)%	(41.31)%
Hotel EBITDA	$1,867	$—	$1,867	$8,175	$832	$9,007	(77.16)%	(79.27)%
Hotel EBITDA margin	6.85%		6.89%	18.89%		19.51%	(12.04)%	(12.62)%
Selected Operating Information:
RevPAR	$241.72	$—	$241.72	$374.76	$722.13	$388.09	(35.50)%	(37.72)%
Occupancy	43.68%	—%	43.68%	67.39%	77.52%	67.78%	(35.19)%	(35.56)%
ADR	$553.44	$—	$553.44	$556.11	$931.53	$572.58	(0.48)%	(3.34)%
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$5,604	$—	$5,604	$29,235	$—	$29,235	(80.83)%	(80.83)%
Total hotel revenue	$7,021	$—	$7,021	$37,497	$—	$37,497	(81.28)%	(81.28)%
Hotel EBITDA	$(1,733)	$—	$(1,733)	$14,250	$—	$14,250	(112.16)%	(112.16)%
Hotel EBITDA margin	(24.68)%		(24.68)%	38.00%		38.00%	(62.68)%	(62.68)%
Selected Operating Information:
RevPAR	$42.41	$—	$42.41	$221.87	$—	$221.87	(80.88)%	(80.88)%
Occupancy	20.68%	—%	20.68%	83.22%	—%	83.22%	(75.15)%	(75.15)%
ADR	$205.12	$—	$205.12	$266.62	$—	$266.62	(23.07)%	(23.07)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$16,771	$—	$16,771	$3,295	$—	$3,295	408.98%	408.98%
Total hotel revenue	$31,595	$—	$31,595	$26,122	$—	$26,122	20.95%	20.95%
Hotel EBITDA	$4,624	$—	$4,624	$11,399	$—	$11,399	(59.44)%	(59.44)%
Hotel EBITDA margin	14.64%		14.64%	43.64%		43.64%	(29.00)%	(29.00)%
Selected Operating Information:
RevPAR	$258.43	$—	$258.43	$299.87	$—	$299.87	(13.82)%	(13.82)%
Occupancy	38.85%	—%	38.85%	48.61%	—%	48.61%	(20.07)%	(20.07)%
ADR	$665.20	$—	$665.20	$616.91	$—	$616.91	7.83%	7.83%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$134,828	$—	$134,828	$302,469	$1,719	$304,188	(55.42)%	(55.68)%
Total hotel revenue	$226,974	$(138)	$226,836	$487,608	$2,898	$490,506	(53.45)%	(53.75)%
Hotel EBITDA	$13,437	$—	$13,437	$142,207	$832	$143,039	(90.55)%	(90.61)%
Hotel EBITDA margin	5.92%		5.92%	29.16%		29.16%	(23.24)%	(23.24)%
Selected Operating Information:
RevPAR	$99.05	$—	$99.05	$232.56	$722.13	$233.45	(57.41)%	(57.57)%
Occupancy	30.25%	—%	30.25%	78.85%	77.52%	78.85%	(61.64)%	(61.64)%
ADR	$327.43	$—	$327.43	$294.93	$931.53	$296.07	11.02%	10.59%
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total Hotel Revenue	$51,805	$—	$51,805	$44,754	$—	$44,754	$12,895	$—	$12,895	$117,520	$(138)	$117,382
Hotel EBITDA	$1,573	$—	$1,573	$358	$—	$358	$(15,804)	$—	$(15,804)	$27,310	$—	$27,310
Hotel EBITDA Margin	3.04%		3.04%	0.80%		0.80%	(122.56)%		(122.56)%	23.24%		23.27%

EBITDA % of Total TTM	11.7%		11.7%	2.7%		2.7%	(117.6)%		(117.6)%	203.2%		203.2%

JV Interests in EBITDA	$(716)	$—	$(716)	$(338)	$—	$(338)	$(1,084)	$—	$(1,084)	$957	$—	$957

	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020
	TTM	TTM	TTM
Total Hotel Revenue	$226,974	$(138)	$226,836
Hotel EBITDA	$13,437	$—	$13,437
Hotel EBITDA Margin	5.92%		5.92%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$(1,181)	$—	$(1,181)
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2020
(in thousands, except share price)
(unaudited)

December 31, 2020
Common stock shares outstanding	38,275
Partnership units outstanding (common stock equivalents)	4,277
Combined common stock shares and partnership units outstanding	42,552
Common stock price	$4.61
Market capitalization	$196,165
Series B cumulative convertible preferred stock	$125,787
Series D cumulative preferred stock	$40,000
Indebtedness	$1,128,724
Joint venture partner's share of consolidated indebtedness	$(49,307)
Net working capital (see below)	$(74,176)
Total enterprise value (TEV)	$1,367,193

Cash and cash equivalents	$77,708
Restricted cash	$33,660
Accounts receivable, net	$13,408
Prepaid expenses	$4,216
Due from third-party hotel managers, net	$10,877
Total current assets	$139,869

Accounts payable, net & accrued expenses	$61,189
Dividends and distributions payable	$2,736
Due to affiliates, net	$1,768
Total current liabilities	$65,693

Net working capital*	$74,176
* Includes the Company's pro rata share of net working capital in joint ventures.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2020	2020	2020	2020	December 31, 2020
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(19,811)	$(10,667)	$(39,781)	$(1,459)	$(71,718)
Non-property adjustments	—	(10,149)	813	—	(9,336)
Interest income	(10)	(10)	(18)	(62)	(100)
Interest expense	3,236	2,315	6,275	4,906	16,732
Amortization of loan costs	301	297	287	282	1,167
Depreciation and amortization	17,973	18,507	18,553	18,338	73,371
Income tax expense (benefit)	(336)	8	(804)	335	(797)
Non-hotel EBITDA ownership expense	220	57	(1,129)	4,970	4,118
Hotel EBITDA including amounts attributable to noncontrolling interest	1,573	358	(15,804)	27,310	13,437
Non-comparable adjustments	—	—	—	—	—
Comparable hotel EBITDA	$1,573	$358	$(15,804)	$27,310	$13,437

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,661)	$(1,778)	$(2,247)	$(565)	$861	$(991)	$(533)	$(2,571)	$(5,156)	$372	$(1,872)	$(1,492)	$(178)	$(19,811)	$(10,317)	$(30,128)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	—	—	—	—	—	—	—	—	(5)	—	(3)	—	(10)	10	—
Interest expense	—	—	—	263	404	329	500	—	—	896	306	—	538	3,236	2,999	6,235
Amortization of loan cost	—	—	—	37	72	39	7	—	—	85	35	—	26	301	401	702
Depreciation and amortization	1,896	1,097	1,668	694	763	612	873	2,168	3,054	1,523	697	997	1,931	17,973	—	17,973
Income tax expense (benefit)	—	(229)	—	—	—	—	—	(17)	—	—	—	—	(90)	(336)	552	216
Non-hotel EBITDA ownership expense	(107)	(80)	(26)	112	6	5	(19)	(85)	112	(27)	319	(14)	24	220	(220)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,874)	(990)	(605)	541	2,106	(6)	828	(505)	(1,990)	2,844	(515)	(512)	2,251	1,573	(6,575)	(5,002)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	469	247	—	—	—	—	—	—	—	—	—	—	—	716	(716)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,405)	$(743)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$2,289	$(7,291)	$(5,002)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$1,573
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$—	$2,844	$(515)	$(512)	$2,251	$3,563
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$—	$2,844	$(515)	$(512)	$2,251	$3,563
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$2,106	$—	$—	$—	$—	$—	$—	$—	$—	$2,106
BAML (Bardessono)	—	—	—	541	—	—	—	—	—	—	—	—	—	541
BAML (Hotel Yountville)	—	—	—	—	—	(6)	—	—	—	—	—	—	—	(6)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	2,251
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,874)	(990)	—	—	—	—	—	—	—	—	—	—	—	(2,864)
BAML Pool (see footnote 4)	—	—	(605)	—	—	—	—	(505)	(1,990)	—	—	(512)	—	(3,612)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	828	—	—	—	—	—	—	828
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,844	—	—	—	2,844
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(515)	—	—	(515)
Total	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$—	$1,573

NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)     This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,500)	$(833)	$(2,832)	$(26)	$(103)	$(631)	$(788)	$(2,852)	$(5,002)	$(799)	$189	$(1,480)	$7,990	$(10,667)	$(12,390)	$(23,057)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(10,149)	(10,149)	10,149	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(4)	—	(10)	10	—
Interest expense	—	—	—	263	405	330	(422)	—	—	897	304	—	538	2,315	5,855	8,170
Amortization of loan cost	—	—	—	37	71	39	6	—	—	84	34	—	26	297	392	689
Depreciation and amortization	1,904	1,192	1,671	697	786	613	1,240	2,180	3,045	1,516	700	997	1,966	18,507	—	18,507
Income tax expense (benefit)	—	(1)	—	—	—	—	—	2	—	—	—	—	7	8	(1,553)	(1,545)
Non-hotel EBITDA ownership expense	(44)	(70)	9	185	(4)	49	247	24	(37)	101	(95)	(32)	(276)	57	(57)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,640)	288	(1,152)	1,156	1,155	400	283	(646)	(1,995)	1,794	1,132	(519)	102	358	2,406	2,764
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	410	(72)	—	—	—	—	—	—	—	—	—	—	—	338	(338)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58	58
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(56)	(56)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,230)	$216	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$696	$2,070	$2,766
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$358

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$1,155	$—	$—	$—	$—	$—	$—	$—	$—	$1,155
BAML (Bardessono)	—	—	—	1,156	—	—	—	—	—	—	—	—	—	1,156
BAML (Hotel Yountville)	—	—	—	—	—	400	—	—	—	—	—	—	—	400
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	102	102
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,640)	288	—	—	—	—	—	—	—	—	—	—	—	(1,352)
BAML Pool (see footnote 3)	—	—	(1,152)	—	—	—	—	(646)	(1,995)	—	—	(519)	—	(4,312)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	283	—	—	—	—	—	—	283
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	1,794	—	—	—	1,794
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,132	—	—	1,132
Total	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$358
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,909)	$(2,246)	$(3,417)	$(2,403)	$(2,233)	$(1,933)	$(4,251)	$(3,330)	$(4,918)	$(2,198)	$(3,239)	$(2,120)	$(3,584)	$(39,781)	$(16,324)	$(56,105)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	—	813	(813)	—
Interest income	(2)	(3)	—	—	—	—	—	(1)	(2)	(5)	—	(5)	—	(18)	18	—
Interest expense	—	—	—	521	904	661	1,478	—	—	1,535	644	—	532	6,275	10,189	16,464
Amortization of loan cost	—	—	—	36	70	38	—	—	—	83	34	—	26	287	660	947
Depreciation and amortization	1,910	1,352	1,667	877	743	609	1,225	2,170	2,966	1,482	695	976	1,881	18,553	—	18,553
Income tax expense (benefit)	—	(806)	—	—	—	—	—	2	—	—	—	—	—	(804)	(3,643)	(4,447)
Non-hotel EBITDA ownership expense	(641)	8	(11)	83	(16)	—	(139)	55	74	63	93	(85)	(613)	(1,129)	1,129	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(2,642)	(1,695)	(1,761)	(786)	(332)	(497)	(1,687)	(1,104)	(1,880)	1,210	(1,638)	(1,234)	(1,758)	(15,804)	(8,784)	(24,588)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	660	424	—	—	—	—	—	—	—	—	—	—	—	1,084	(1,084)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40	40
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(40)	(40)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,982)	$(1,271)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(14,720)	$(9,868)	$(24,588)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(2,642)	$(1,695)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(15,804)

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$(332)	$—	$—	$—	$—	$—	$—	$—	$—	$(332)
BAML (Bardessono)	—	—	—	(786)	—	—	—	—	—	—	—	—	—	(786)
BAML (Hotel Yountville)	—	—	—	—	—	(497)	—	—	—	—	—	—	—	(497)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	(1,758)	(1,758)
Prudential (Capital Hilton and Hilton Torrey Pines)	(2,642)	(1,695)	—	—	—	—	—	—	—	—	—	—	—	(4,337)
BAML Pool (see footnote 3)	—	—	(1,761)	—	—	—	—	(1,104)	(1,880)	—	—	(1,234)	—	(5,979)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	(1,687)	—	—	—	—	—	—	(1,687)
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	1,210	—	—	—	1,210
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,638)	—	—	(1,638)
Total	$(2,642)	$(1,695)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(15,804)
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,652)	$844	$(3,734)	$(1,366)	$2,241	$(1,217)	$3,368	$(1,889)	$(1,101)	$2,331	$1,009	$(909)	$616	$(1,459)	$(13,928)	$(15,387)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(8)	(13)	—	—	—	—	—	(5)	(6)	(14)	—	(15)	(1)	(62)	62	—
Interest expense	—	—	—	427	713	545	725	—	—	1,306	515	—	675	4,906	5,920	10,826
Amortization of loan cost	—	—	—	35	69	37	—	—	—	82	33	—	26	282	789	1,071
Depreciation and amortization	1,938	1,391	1,661	858	714	607	1,224	2,250	2,963	1,471	680	979	1,602	18,338	—	18,338
Income tax expense (benefit)	—	333	—	—	—	—	—	2	—	—	—	—	—	335	1,035	1,370
Non-hotel EBITDA ownership expense	802	195	203	153	41	45	236	264	314	478	651	477	1,111	4,970	(4,970)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,080	2,750	(1,870)	107	3,778	17	5,553	622	2,170	5,654	2,888	532	4,029	27,310	(11,092)	16,218
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(270)	(687)	—	—	—	—	—	—	—	—	—	—	—	(957)	957	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40	40
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(39)	(39)
Hotel EBITDA attributable to the Company and OP unitholders	$810	$2,063	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$26,353	$(10,134)	$16,219
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,080	$2,750	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$27,310

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$3,778	$—	$—	$—	$—	$—	$—	$—	$—	$3,778
BAML (Bardessono)	—	—	—	107	—	—	—	—	—	—	—	—	—	107
BAML (Hotel Yountville)	—	—	—	—	—	17	—	—	—	—	—	—	—	17
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,029	4,029
Prudential (Capital Hilton and Hilton Torrey Pines)	1,080	2,750	—	—	—	—	—	—	—	—	—	—	—	3,830
BAML Pool (see footnote 3)	—	—	(1,870)	—	—	—	—	622	2,170	—	—	532	—	1,454
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	5,553	—	—	—	—	—	—	5,553
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	5,654	—	—	—	5,654
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,888	—	—	2,888
Total	$1,080	$2,750	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$27,310
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$827	$1,921	$(92)	$(99)	$1,413	$176	$(862)	$891	$(313)	$1,316	$137	$1,301	$25,190	$31,806	$(14,711)	$17,095
Non-property adjustments	—	—	—	—	(89)	—	—	—	—	—	—	—	(26,231)	(26,320)	26,320	—
Interest income	(13)	(17)	—	—	—	—	—	(9)	(4)	(16)	—	(9)	(1)	(69)	69	—
Interest expense	—	—	—	448	755	572	794	—	—	1,359	544	—	738	5,210	6,308	11,518
Amortization of loan cost	—	—	—	35	69	37	—	—	—	81	33	—	54	309	786	1,095
Depreciation and amortization	1,987	1,406	1,659	858	730	604	1,223	2,245	2,859	1,496	1,243	988	1,012	18,310	(189)	18,121
Income tax expense (benefit)	—	(87)	—	—	—	—	—	(52)	—	—	—	—	(34)	(173)	444	271
Non-hotel EBITDA ownership expense	35	25	43	111	5	33	(50)	258	136	226	183	80	192	1,277	(1,277)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,836	3,248	1,610	1,353	2,883	1,422	1,105	3,333	2,678	4,462	2,140	2,360	920	30,350	17,750	48,100
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(709)	(811)	—	—	—	—	—	—	—	—	—	—	—	(1,520)	1,520	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	50	50
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(48)	(48)
Hotel EBITDA attributable to the Company and OP unitholders	$2,127	$2,437	$1,610	$1,353	$2,883	$1,422	$1,105	$3,333	$2,678	$4,462	$2,140	$2,360	$920	$28,830	$19,272	$48,102
Non-comparable adjustments	—	—	—	—	—	—	—	118	(196)	—	34	—	—	(44)
Comparable hotel EBITDA	$2,836	$3,248	$1,610	$1,353	$2,883	$1,422	$1,105	$3,451	$2,482	$4,462	$2,174	$2,360	$920	$30,306
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(12,722)	$(4,013)	$(12,230)	$(4,360)	$766	$(4,772)	$(2,204)	$(10,642)	$(16,177)	$(294)	$(3,913)	$(6,001)	$4,844	$(71,718)	$(52,959)	$(124,677)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	(10,149)	(9,336)	9,336	—
Interest income	(12)	(16)	—	—	—	—	—	(6)	(9)	(29)	—	(27)	(1)	(100)	100	—
Interest expense	—	—	—	1,474	2,426	1,865	2,281	—	—	4,634	1,769	—	2,283	16,732	24,963	41,695
Amortization of loan cost	—	—	—	145	282	153	13	—	—	334	136	—	104	1,167	2,242	3,409
Depreciation and amortization	7,648	5,032	6,667	3,126	3,006	2,441	4,562	8,768	12,028	5,992	2,772	3,949	7,380	73,371	—	73,371
Income tax expense (benefit)	—	(703)	—	—	—	—	—	(11)	—	—	—	—	(83)	(797)	(3,609)	(4,406)
Non-hotel EBITDA ownership expense	10	53	175	533	27	99	325	258	463	615	968	346	246	4,118	(4,118)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(5,076)	353	(5,388)	1,018	6,707	(86)	4,977	(1,633)	(3,695)	11,502	1,867	(1,733)	4,624	13,437	(24,045)	(10,608)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	1,269	(88)	—	—	—	—	—	—	—	—	—	—	—	1,181	(1,181)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	217	217
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(214)	(214)
Hotel EBITDA attributable to the Company and OP unitholders	$(3,807)	$265	$(5,388)	$1,018	$6,707	$(86)	$4,977	$(1,633)	$(3,695)	$11,502	$1,867	$(1,733)	$4,624	$14,618	$(25,223)	$(10,605)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(5,076)	$353	$(5,388)	$1,018	$6,707	$(86)	$4,977	$(1,633)	$(3,695)	$11,502	$1,867	$(1,733)	$4,624	$13,437
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$6,220	$9,817	$(24)	$(36)	$8,303	$868	$1,609	$(493)	$3,739	$(484)	$606	$10,124	$30,595	$70,844	$(69,648)	$1,196
Non-property adjustments	—	—	—	—	(89)	(9)	—	1,186	—	(23)	—	—	(25,953)	(24,888)	24,888	—
Interest income	(57)	(75)	—	—	—	—	—	(20)	(16)	(69)	—	(48)	(2)	(287)	287	—
Interest expense	—	—	—	1,952	764	2,489	3,427	—	—	5,847	2,294	—	3,087	19,860	30,304	50,164
Amortization of loan cost	—	—	—	138	69	146	138	—	—	318	129	—	154	1,092	3,251	4,343
Depreciation and amortization	7,915	5,616	6,659	3,108	2,615	2,576	4,495	8,369	10,355	7,715	4,426	3,976	2,476	70,301	(189)	70,112
Income tax expense (benefit)	—	251	—	—	—	—	—	(42)	—	—	—	—	77	286	1,478	1,764
Non-hotel EBITDA ownership expense	63	86	534	448	38	132	473	850	170	322	720	198	965	4,999	(4,999)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	14,141	15,695	7,169	5,610	11,700	6,202	10,142	9,850	14,248	13,626	8,175	14,250	11,399	142,207	(14,628)	127,579
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,535)	(3,924)	—	—	—	—	—	—	—	—	—	—	—	(7,459)	7,459	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	199	199
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(195)	(195)
Hotel EBITDA attributable to the Company and OP unitholders	$10,606	$11,771	$7,169	$5,610	$11,700	$6,202	$10,142	$9,850	$14,248	$13,626	$8,175	$14,250	$11,399	$134,748	$(7,165)	$127,583
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	832	—	—	832
Comparable hotel EBITDA	$14,141	$15,695	$7,169	$5,610	$11,700	$6,202	$10,142	$9,850	$14,248	$13,626	$9,007	$14,250	$11,399	$143,039
NOTES:
(1)    The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.